UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

ROADSHIPS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 West Cypress Creek Road,

Suite 300, Fort Lauderdale, FL 33309

Ph: (954) 302-8652   Fax: (954) 302-8693

www.roadships.us

Registrant’s telephone number, including area code: 954-302-8652

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the  preceding 12 months (or for such  shorter  period that the  registrant  was required  to file  such  reports),  and  (2) has  been  subject  to such  filing requirements for the past 90 days.

Yes [X] No [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.

Large accelerated filer [ ]

Accelerated filer [ ]

Non-accelerated filer [ ] (Do not check if a smaller reporting company)

Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in rule 12b-2 of the Exchange Act). Yes [] No [X]

Indicate the number of shares  outstanding  of each of the  issuer's  classes of common equity,  as of the latest  practicable  date: As of May 25, 2009 the registrant had 53,750,000 shares of common stock,  $0.001 par value,  issued and outstanding.

200 Robbins Lane, Jericho, New York 11753.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ROADSHIPS HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits Exhibit-10.1 Plan of Exchange between Roadships Holdings, Inc. and Roadships Acquisitions Ltd.
Signatures

Item 1.01

Entry into a Material Definitive Agreement

On May 25, 2009, Roadships Holdings, Inc. (the “Registrant” or “RDSH”) entered into a Plan of Exchange agreement (the “Plan of Exchange”) between and among the Registrant, Roadships Acquisitions Ltd., a corporation organized under the laws of Australia (“RAL”), the shareholders of RAL (“RAL Shareholders”) and Mr. Michael Nugent, our Chief Executive Officer  (“Mr. Nugent”).

Pursuant to the terms of the Plan of Exchange, the Registrant would acquire 100% of the capital stock of RAL in exchange for the issuance by Registrant of 10,000 new shares of Common Stock to RAL, which will give RAL an interest in RDSH representing approximately less than one percent of the then issued and outstanding shares on a dilutive basis. The parties intend that the transactions qualify and meet the Internal Revenue Code requirements for a tax free reorganization, in which there is no corporate gain or loss recognized by the parties, with reference to Internal Revenue Code (IRC) sections 354 and 368.

RDSH and RAL shall be hereby reorganized, such that RDSH shall acquire 100% the capital stock of RAL, and RAL shall become a wholly-owned subsidiary of RDSH.

It is important to note that Mr. Nugent is also the President of RAL.

The Registrant currently has issued and outstanding 53,750,000 shares of par value $.001 Common Stock which trades on the Over-The-Counter Bulletin Board under the symbol “RDSH”.

An executed copy of the Plan of Exchange is attached hereto as Exhibit 10.1.

Item 9.01

Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

10.1

Plan of Exchange between Roadships Holdings, Inc. and Roadships Acquisitions Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 10, 2009

Roadships Holdings, Inc.

By:

/s/ Michael Nugent

Michael Nugent

Chief Executive Officer

Date: June 10, 2009

Roadships Holdings, Inc.

By:

/s/ Robert Smith

Robert Smith

Corporate Secretary